UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-09585

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 9, 2017, ABIOMED, Inc. (the “Company”) held its Annual Meeting. The holders of 41,347,067 shares of common stock were present or represented by a proxy at the meeting. Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter as reported by the inspector of elections.

Proposal One: Election of Directors

At the Annual Meeting, the Company’s stockholders elected each of Dorothy E. Puhy, Paul G. Thomas and Christopher D. Van Gorder as a member of the Company’s board of directors as a Class I director to serve a three-year term expiring at the 2020 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, with the votes cast as follows, in addition to 8,156,512 Broker Non-Votes:

Nominee	Votes For	Votes Against	Votes Withheld
Dorothy E. Puhy	32,883,403	0	307,152
Paul G. Thomas	32,983,077	0	207,478
Christopher D. Van Gorder	31,809,959	0	1,380,596

Proposal Two: Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement filed in connection with the Annual Meeting, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,813,975	1,319,441	57,139	8,156,512

Proposal Three: Advisory Vote on Frequency of Future Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, that the frequency of future advisory votes on compensation paid to the named executive officers of the Company be every year, with the votes cast as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
29,753,597	259,870	3,142,318	34,770	8,156,512

After taking into consideration the foregoing results, the Board has determined that the Company will hold such future advisory votes every year until the next vote on the frequency of such votes is held, which will be no later than the annual meeting of stockholders in 2023.

Proposal Four: Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,088,193	227,984	30,890	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/s/ Stephen C. McEvoy
Stephen C. McEvoy
Vice President and General Counsel

Date: August 15, 2017